Exhibit 10.3

Technical Agreement

Viragen International

&

Swedish Orphan

International

1	PURPOSE	2

2	CONFIDENTIALITY	2

3	MANUFACTURING AND PACKAGING	2

4	REWORK	2

5	BATCH RELEASE DOCUMENTATION	2

6	RETAINED SAMPLES AND RECORDS	3

7	PRODUCT TESTING AND RELEASE	3

8	RECEIPT AND DISTRIBUTION BY SO	3

9	QUALITY AUDITS	3

10	COMPLAINTS	4

11	RECALL	4

12	VALIDATION	4

13	CHANGE CONTROL	4

14	SUBCONTRACTING	4

15	DURATION OF AGREEMENT	5

16	ENTIRE AGREEMENT	5

17	APPROVAL SIGNATURES	5

1	PURPOSE

This Technical Agreement is between:

Viragen International, Inc.

865 SW 78th Avenue, Suite 100, Plantation, Florida

33324Phone: 954-233-8746Fax: 954-233-1410

Hereinafter called: VGN

AND

Swedish Orphan International

Drottninggatan 98, 111 60 Stockholm, Sweden

Phone: + +46 (0)8 412 98 00 Fax: + +46 (0)8 412 98 99

Hereinafter called: SOI

This Agreement outlines the Quality Assurance responsibilities of VGN and SOI (together constituting the Parties) for the manufacture and distribution of the Product in the Territory and is hereby incorporated by reference into the License Agreement between the Parties.

2	CONFIDENTIALITY

Both Parties will treat as confidential all data supplied by the other party in connection with the manufacture of the Products, and identified as confidential, and not themselves use (except for the purposes of manufacture stated herein), or disclose, data to a third party except for registration purposes.

3	MANUFACTURING AND PACKAGING

3.1	VGN will be responsible for the manufacture, packaging and release for sale of the Product in accordance with the marketing authorization and its prevailing Standard Operating Procedures (SOPs).

3.2	VGN will supply to SOI Product meeting the approved specifications.

4.	REPROCESSING

4.1	VGN will not reprocess any Product at any stage of manufacturing, excluding those steps identified and approved in the Registration.

5.	BATCH RELEASE DOCUMENTATION

VGN agrees to provide, for each batch of Product supplied to SOI, a Certificate of Analysis certifying:

•	The batch has been manufactured and tested according to the relevant Market Authorisation and confirmed to meet all specifications

•	Released by a Qualified Person

•	The form and details of such document shall be mutually agreed by the Parties.

VGN/SOI Technical Agreement	- 2 -
April 16, 2007

6.	RETAINED SAMPLES AND RECORDS

6.1	VGN agrees to ensure that reference and retained samples for each lot of Filled Product supplied to SOI are kept for a period of two years after expiry of the finished Product lot. The amount of reference samples must be sufficient for at least two (2) analyses, excluding sterility testing.

6.2	Batch records will be retained by VGN for at least seven (7) years.

7.	PRODUCT TESTING AND RELEASE

7.1	Before shipping Products to SOI, VGN will test Products according to approved testing procedures and specifications.

7.2	VGN will be responsible for testing and releasing finished Products for shipment to SOI.

7.3	Release of Product for shipment to SOI will include documented release and certification by a Qualified Person and said documented Release of Product is sufficient to allow SOI to commence selling the Product in the Territory.

7.4	The Qualified Person releasing the batch of Product for sale will ensure that each batch has been manufactured and checked for compliance with the requirements of the approved Market Authorization.

7.5	Any deviation from the process during manufacture must be explained and documented in the batch records and approved by VGN Quality Assurance.

7.6	VGN is responsible for investigating any test result, which fails to meet specification. Each investigation report must include corrective action, where identifiable, and be approved by VGN Quality Assurance.

7.7	VGN will immediately notify SOI if any problems are discovered that may impact on batches already shipped to SOI.

8.	RECEIPT AND DISTRIBUTION BY SOI

8.1	SOI will positively identify all batches of the Product received through a physical inspection of the external packaging (shipping cases) of the Product to confirm there is no damage from the shipping process and the external labeling to confirm that it is current.

8.2	Any notification to the Registration Authorities with respect to post-distribution extraordinary events or significant deviations will be the responsibility of SOI.

9.	QUALITY AUDITS

9.1	SOI reserves the right to inspect areas of VGN’s premises, or those of its contractors, connected with the manufacture and testing of the Product during normal business hours and after giving reasonable written notice and causing minimum disruption to the operations.

9.2	VGN reserves the right to inspect areas of SOI’s premises connected with the storage and distribution of Product during normal business hours and after giving reasonable written notice and causing minimum disruption to the operations.

VGN/SOI Technical Agreement	- 3 -
April 16, 2007

9.3	Refer to the License Agreement for more details on site inspections, reports and communications.

10.	COMPLAINTS (PRODUCT COMPLAINTS, CUSTOMER COMPLAINTS)

10.1	SOI will have the responsibility of handling complaints with the assistance, as required, of VGN in accordance with the Safety Agreement.

11.	RECALL

11.1	SOI is responsible for the recall of Product distributed in the Territory. In the event of a recall, VGN will provide support in areas of analysis and documentation review at no cost to SOI.

11.2	VGN will provide SOI with such information required as the result of a regulatory agency inspection which may involve the Product, Product Recall, complaint or product investigation, and agrees to courier said information to SOI within forty-eight (48) hours or as mutually agreed upon in writing.

11.3	Refer to the License Agreement for details of handling Product Recall activities.

12.	VALIDATION

12.1	VGN is responsible for assuring that equipment and facilities used in the manufacture of the Product have been appropriately validated according to current guidelines.

12.2	VGN is responsible for process validation for the manufacture of the Product.

12.3	SOI is responsible for the use of appropriately validated shipping configuration(s) for the Product and for control of distribution of the Product.

13.	CHANGE CONTROL

13.1	VGN will communicate any major or significant change affecting the quality of the Product or approved regulatory information to SOI at least six months prior to the planned submission of the change for planning and comment on requirements/content. Such changes include production and testing sites, formulation, raw material or its source, method of manufacture, equipment, packaging, specifications of active ingredient and finished Product, analytical control methods (excluding pharmacopoeia updates), labeling, shelf life, etc.

13.2	SOI will be responsible for communicating this information to the competent authority for approval before the changes are made, or in accordance with the regulations in each Country in the Territory.

13.3	VGN will communicate all changes to the Product required by other Registration Authorities and will keep SOI apprised of its plan to make such changes, including any Registration activities that may be required. Notification of these changes will be at least 6 months prior to the planned filing when possible.

14	SUBCONTRACTING

14.1	In the event that VGN arranges third party manufacture or packaging of the Product, VGN is responsible for ensuring that such third parties will perform all actions and provide information such that VGN can fulfill the requirements of the Technical Agreement.

VGN/SOI Technical Agreement	- 4 -
April 16, 2007

15.	DURATION OF AGREEMENT

This Technical Agreement will commence from the Effective Date and will remain valid until the expiration or termination of the License Agreement between VGN and SOI. This Agreement may be modified as required with the consent of both Parties.

16.	ENTIRE AGREEMENT

This Agreement and the Safety Agreement and the License Agreement between the Parties contain the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto. In the event of conflict between this Agreement and the License Agreement, the terms of the License Agreement shall prevail.

17.	APPROVAL SIGNATURES

On behalf of SOI and VGN, we agree to the conditions and respective responsibilities as set out in this document.

SIGNED for and on behalf of	)
Viragen International, Inc. by:	)	Signature /s/ Charles A. Rice

Print Name: Charles A. Rice

Date: April 16, 2007		Title: CEO

SIGNED for and on behalf of	)
Swedish Orphan International by:	)	Signature /s/ Bo Jesper Hansen

Print: Name: Bo Jesper Hansen

Date: April 16, 2007		Title: CEO

VGN/SOI Technical Agreement	- 5 -
April 16, 2007

Appendix 1: RESPONSIBILITY CHART

Viragen International and Swedish Orphan International

Schedule of Technical Responsibilities

SOI	Approved by:	/s/ Bo Jesper Hansen	Date: April 16, 2007

VGN	Approved by:	/s/ Charles A. Rice	Date: April 16, 2007

	SOI	VGN

Formulation	☐	■

Manufacturing instructions	☐	■

Specifications for raw materials	☐	■

Raw materials supply and testing	☐	■

	☐	■

	☐	■

In process controls	☐	■

Specifications for bulk material	☐	■

Bulk testing and release	☐	■

Specifications for packaging material	☐	■

Artwork for printed material	■	■

Packaging material supply & testing	☐	■

Retained samples raw materials	☐	■

Retained samples bulk	☐	■

Retained samples finished product	☐	■

Specifications for finished product	☐	■

Testing and release for shipment	☐	■

Release for sale	☐	■

Storage and shipping of finished product	■	☐

Complaints	■	■

Recall	■	■

Stability testing	☐	■

Process validation	☐	■

Disposal of samples or rejected printed material or finished product	■	■

VGN/SOI Technical Agreement	- 6 -
April 16, 2007